Exhibit 23(a)


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 22, 1998 incorporated by reference in the MDU Resources Group, Inc. Annual Report on Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

                                                /s/ Arthur Andersen LLP

                                                ARTHUR ANDERSEN LLP



     Minneapolis, Minnesota
     March 25, 1998